UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 12, 2015

(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2014

Item 5.07. Submission of Matters to a Vote of Security Holders

Results of Annual General Meeting of Shareholders

On June 11, 2015, Midway Gold Corp. (the “Company”) held its 2014 Annual General and Special Meeting of Shareholders at its offices of located at 8310 S. Valley Hwy., Englewood, Colorado, at 10:00 a.m. (Colorado time). Shareholders representing 169,501,450 shares or 77.7% of the shares authorized to vote (218,061,605) were present in person or by proxy, representing a quorum for the purposes of the Company’s 2015 Annual General and Special Meeting (the “Meeting”).

Number of Directors

At the Meeting, the shareholders approved a resolution to set the number of directors of the Company’s board of directors to six directors, as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Set number of directors of the Company’s board of directors to seven.	162,118,268	4,107,959	0	0

Election of Directors

At the Meeting, the shareholders elected the following director nominees to serve on the Company’s board of directors until the Company’s 2015 Annual General and Special Meeting of Shareholders or until their successors are duly elected and qualified, as follows:

Nominee	Votes For (Number)	Votes Withheld (Number)	Broker Non-Votes
Timothy J Haddon	122,355,200	3,661,617	43,484,633
Martin M Hale Jr	109,043,937	16,972,880	43,484,633
Richard P Sawchak	119,787,937	6,229,054	43,484,633
Frank S Yu	110,870,960	15,145,857	43,484,633
William M Zisch	120,455,405	5,571,412	43,484,633
Trey Anderson	37,837,838	0	0

Ratification of the Appointment of Auditors

At the Meeting, the shareholders approved a resolution to ratify the appointment of KPMG LLP to serve as the Company’s auditor for the Company’s 2015 fiscal year and to authorize the Company’s board of directors to fix the remuneration to be paid to KPMG LLP, as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of the Appointment of Auditors	166,468,558	3,032,892	0	0

Ratification of Resolution Approving Executive Compensation

The proposal regarding the advisory vote to approve the compensation of the Company’s named executive officers was approved based on the following votes:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of a resolution to amend the Company’s Articles and Notice of Articles to grant the holders of the Company’s Series A Preferred Stock, certain corporate governance and nomination rights in the event the Company fails to redeem the Series A Preferred Stock upon demand	35,415,290	56,038,910	0	40,209,412

The resolution to approve the Preferred Shares Rights Proposal, requiring a two-thirds majority vote, was not approved, and under the terms of the Side Letter, the Company will be required to seek shareholder approval for the Preferred Shares Rights Proposal at each subsequent annual or special meeting of the Company.

Item 7.01. Regulation FD Disclosure.

On June 12 2015, Midway Gold Corp. (the “Registrant”) issued a press release announcing the results of its 2015 Annual General and Special Meeting of Shareholders. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Exhibits.

The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release, dated June 12, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: June 12, 2015	By: /s/ Bradley J. Blacketor Bradley J. Blacketor Chief Financial Officer

EXHIBIT INDEX

The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release, dated March 16, 2015